Exhibit 99.56

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1998-18, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.03357
                                                         --------------------
       Weighted average maturity                                      172.46
                                                         --------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                 Principal
           Principal Per      Prepayments Per   Interest Per
     Class  Certificate         Certificate      Certificate    Payout Rate
     -----  -----------         -----------      -----------    -----------
       R   $   0.00000000     $   0.00000000  $    0.00000000   % 0.00000000
       PO  $   3.84512428     $   2.29296792  $    0.00000000   % 0.00000000
       A   $  27.17440132     $  24.11650017  $    4.83110351   % 6.25000001
       M   $   3.26476615     $   0.00000000  $    5.15792131   % 6.25000234
       B1  $   3.26476615     $   0.00000000  $    5.15792873   % 6.25001139
       B2  $   3.26476615     $   0.00000000  $    5.15792873   % 6.25001139
       B3  $   3.26476323     $   0.00000000  $    5.15792479   % 6.25000659
       B4  $   3.26476323     $   0.00000000  $    5.15791086   % 6.24998963
       B5  $   3.26475435     $   0.00000000  $    5.15792421   % 6.25000584

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                                $     35,494.75
                                                                      ----------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:             $162,015,299.29
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               483
                                                                 ------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                    0.00  $            0.00  $             0.00  36157RTT2
PO   $               20,419.46  $       20,238.47  $           429.97  GEC9818PO
A    $          163,231,299.70  $  158,449,230.55  $           900.40  36157RTS4
SUP  $          165,517,288.22  $  160,731,847.82  $           904.38  GE9818SUP
M    $            1,333,961.74  $    1,329,564.11  $           987.06  36157RTU9
B1   $              444,653.91  $      443,188.04  $           987.06  36157RTV7
B2   $              444,653.91  $      443,188.04  $           987.06  36157RTW5
B3   $              711,050.13  $      708,706.03  $           987.06  GEC9818B3
B4   $              355,525.07  $      354,353.02  $           987.06  GEC9818B4
B5   $              267,713.03  $      266,830.47  $           987.06  GEC9818B5

     D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            3        Principal Balance       $   1,053,443.57
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            1        Principal Balance       $     286,177.44
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance       $           0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------